       THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD SEEK YOUR OWN FINANCIAL ADVICE IMMEDIATELY FROM YOUR OWN APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR. IF YOU HAVE SOLD OR TRANSFERRED ALL OF YOUR REGISTERED HOLDINGS OF SHARES (AS DEFINED BELOW), PLEASE FORWARD THIS DOCUMENT AND ALL ACCOMPANYING DOCUMENTS TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE.

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                        TENDER OF SHARES OF COMMON STOCK
                            PAR VALUE $.01 PER SHARE
                                       OF

                            NEWPOWER HOLDINGS, INC.
                                       TO

                        WINDSOR ACQUISITION CORPORATION

                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                                  CENTRICA PLC

                 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
        12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, MARCH 28, 2002,
                          WHICH DATE MAY BE EXTENDED.

As set forth under Section 3 of the Offer to Purchase (as defined below), this form (or a facsimile hereof) must be used to accept the Offer (as defined in the Offer to Purchase) if (i) certificates representing shares of Common Stock, par value $.01 per share (the "Shares"), of NewPower Holdings, Inc., a Delaware corporation ("NewPower"), are not immediately available, (ii) the procedure for book-entry transfer cannot be completed on a timely basis, or (iii) time will not permit certificates representing Shares and any other required documents to reach the Depositary (as defined in the Offer to Purchase) prior to the Expiration Date (as defined in the Offer to Purchase). This Notice of Guaranteed Delivery may be delivered by hand to the Depositary, or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described under Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                              THE BANK OF NEW YORK

             BY MAIL:                   FACSIMILE TRANSMISSION:         BY HAND OR OVERNIGHT COURIER:
                                    (FOR ELIGIBLE INSTITUTIONS ONLY)
   Tender & Exchange Department              (973) 247-4077              Tender & Exchange Department
          P.O. Box 11248                                                385 Rifle Camp Road, 5th floor
      Church Street Station                                               Receive and Deliver Window
  New York, New York 10286-1248                                            West Paterson, NJ 07424
                                         FOR CONFIRMATION ONLY
                                               TELEPHONE:
                                             (973) 247-4075

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

     The undersigned hereby tenders to Windsor Acquisition Corporation, a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Centrica plc, a public limited company organized under the laws of England and Wales ("Centrica"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated March 1, 2002 (the "Offer to Purchase") and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of common stock, par value $0.01 per share (the "Shares") of NewPower set forth below, pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Signature(s):
--------------------------------------------------------------------------------

Name(s) of Record Holder(s):
--------------------------------------------------------------------------------

                     PLEASE PRINT OR TYPE
Number of Shares:
--------------------------------------------------------------------------------

Share Certificate Number(s) (If Shares are tendered and if Available): ---------

Dated:
------------------------------ , 2002

Address(es):
--------------------------------------------------------------------------------

                       INCLUDE ZIP CODE
Area Code and Telephone Number(s):
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
----------------------------------------------------------------------

Check box if Shares will be tendered by Book-Entry Transfer: [  ]

Account Number:
--------------------------------------------------------------------------------

                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either certificates representing the Share tendered hereby, in proper form for transfer, or confirmation of Book-Entry Transfer of such Share into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three New York Stock Exchange, Inc. trading days after the date hereof.

--------------------------------------------------------------------------------

                         NAME OF FIRM
--------------------------------------------------------------------------------

                           ADDRESS
--------------------------------------------------------------------------------

                                                               ZIP CODE
--------------------------------------------------------------------------------

               AREA CODE AND TELEPHONE NUMBER:
--------------------------------------------------------------------------------

                     AUTHORIZED SIGNATURE
Name:
--------------------------------------------------------------------------------

                     PLEASE PRINT OR TYPE
Title:
--------------------------------------------------------------------------------

Date:
------------------------------ , 2002

NOTE: DO NOT SEND CERTIFICATES FOR THE SHARES WITH THIS NOTICE. CERTIFICATES
      SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

                                        3